Exhibit 10.1


                    COMMON STOCK PURCHASE AGREEMENT


          AGREEMENT, dated as of October 27, 1997, by and between AMERICAN ELECTROMEDICS CORP., a Delaware corporation (the "Company"), and ___________________________ ("Purchaser").

          WHEREAS, the Company is offering to sell (the "Placement") a minimum of 500,000 shares and a maximum of 1,000,000 shares of its Common Stock, $.10 par value per share ("Common Stock"), to qualified investors, including the Purchaser, at a purchase price of $1.00 per share, subject to the terms and conditions herein and in similar agreements with the other investors (collectively, the "Purchasers"); and

          WHEREAS, the Company desires to issue and sell, and the Purchaser desire to purchase shares of Common Stock, subject to the terms and conditions herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the Company and the Purchaser hereby agree as follows:

                               SECTION 1

                    Sale and Purchase of the Shares
                    -------------------------------

          The Purchaser hereby agrees to purchase, and the Company hereby agrees to sell, _____________ shares (the "Shares") of Common Stock at a purchase price of $____________ (the "Purchase Price"). The Purchaser shall pay for the Shares as set forth in Section 2.02 hereof and at the Closing (as defined in Section 2.01 hereof), the Company shall issue and deliver the Shares to the Purchaser.

                               SECTION 2

                     Closing, Payment and Delivery
                     -----------------------------

          2.01 Closing Date and Place of Closing. The purchase and
               ---------------------------------
sale of the Shares hereunder shall be consummated at the Closing (the "Closing") to be held at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York not later than three business days after the Company has received Agreements, together with funds therefor, from Purchasers for the purchase of at least 500,000 shares of Common Stock. Thereafter, closings shall be held upon receipt of Agreements and funds for the balance of the 1,000,000 shares of Common Stock being offered.

          2.02 Payment and Delivery. On or before the Closing, the
               --------------------
Purchaser shall deposit the full amount of the Purchase Price with the Reid & Priest Escrow Account (the "Escrow Account") by wire transfer of immediately available funds pursuant to the wire transfer


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instructions included in Schedule A hereto. At the Closing, the
Company shall cause the Purchase Price to be paid to the Company from the Escrow Account. Should less than 500,000 shares of Common Stock be arranged to be purchased pursuant to the Agreements, or for any other reason the Company decides to terminate the offering, the entire amount of the Purchaser's funds representing the Purchase Price deposited in the Escrow Account will be promptly returned to the Purchaser, without interest or deduction.

                               SECTION 3

             Representations and Warranties of the Company
             ---------------------------------------------

          The Company hereby represents and warrants to the Purchaser as follows:

          3.01 Organization, Qualification, Certificate and By-laws.
               -----------------------------------------------------
The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction where such qualification is necessary.

          3.02 Corporate Power. The Company has all requisite
               ---------------
corporate power to enter into this Agreement, to sell the Shares and to carry out and perform its obligations under the terms of this Agreement.

          3.03 Authorization. All corporate action on the part of the
               -------------
Company necessary for the authorization, execution, delivery and performance by the Company of this Agreement and for the authorization, issuance and delivery of the Shares issuable upon payment therefor has been taken. This Agreement constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

          3.04 Common Stock. The Shares will be validly issued, fully
               ------------
paid and non-assessable shares of Common Stock.

          3.05 Financial Information. The Company's Annual Report on
               ---------------------
Form 10-KSB for the fiscal year ended July 27, 1996 and its Forms 10-QSB for the three quarters of fiscal 1997 (the "Company's Reports") present fairly the financial position and results of operations of the Company at the dates and for the periods to which they relate. The audited financial statements contained in the Company's Reports have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved (except as may be otherwise indicated in the notes thereto). The Company Reports taken as a whole do not contain any untrue statement


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of material fact or omit to state a material fact required to be stated therein, in light of the circumstances in which they were made, not misleading.

          3.06 Absence of Certain Changes. Except as otherwise set
               --------------------------
forth in Schedule 3.06 hereto, at all times since July 31, 1997, there has not been any event or condition of any character which has adversely affected, or may be expected to adversely affect, the Company's business or prospects.

          3.07 Taxes. The Company has filed or will file within the
               -----
time prescribed by law all tax returns and reports required to be filed with the United States Internal Revenue Service and with the States of Delaware and New Hampshire.

          3.08 Litigation. Except as otherwise disclosed in the
               ----------
Company's Reports, there is neither pending nor, to the Company's knowledge, threatened, any action, suit, proceeding or claim to which the Company is or may be named as a party and in which an unfavorable outcome might have a material adverse effect on the Company.

          3.09 Consents. No approval of any governmental authority is
               --------
required in connection with the Company's execution, delivery or performance of this Agreement, or the offer, sale or issuance of the Shares other than "Blue Sky" filings which will be based upon the address of the Purchaser.

          3.10 Compliance. The execution, delivery and performance of
               ----------
this Agreement by the Company does not conflict with or cause a breach under its Certificate of Incorporation or By- Laws.

          3.11 Intellectual Property. The Company owns or has valid,
               ---------------------
adequate and subsisting rights to use and exploit all patents, patent licenses, trade secrets, copyrights, trademarks and service marks necessary for the conduct of its business (collectively, the "Intellectual Property") free and clear of any pledge, lien, charge, claim or option. Such Intellectual Property is valid and in full force and effect. None of the processes currently used by the Company or any of the properties or products currently sold by the Company, to the best knowledge of the Company, infringes the patent, industrial property, trademark, trade name, other mark, right or copyright of any other person or entity.

          3.12 Offering of the Shares. Subject to the accuracy of the
               ----------------------
representations of the Purchaser, the offering and sale of the Shares would be exempt from the registration requirements of Section 5 of the Securities Act and, subject to making necessary notice filings, would be exempt from the provisions of any securities, "blue sky" or similar law of any applicable jurisdiction.

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                               SECTION 4

             Representations and Warranties of Purchasers
             --------------------------------------------

          The Purchaser represents and warrants to the Company as follows:

          4.01 Experience. He is experienced in evaluating and
               ----------
investing in companies such as the Company, and has such knowledge and experience in evaluating the merits and risks of his investment, and has the ability to bear the economic risks of his investment. He is an "accredited investor", as such term is defined in Regulation D under the Securities Act.

          4.02 Investment. He is acquiring the Shares for investment
               ----------
for his own account and not with the view to, or for resale in connection with, any distribution thereof. He understands that the Shares have not been registered under the Securities Act by reason of an exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of his investment intent as expressed herein, and that the resale of the Shares is restricted under the Securities Act.

          4.03 Rule 144. He acknowledges that the Shares must be held
               --------
indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. He is aware of the Company's obligation to register the Shares as set forth in Section 5 of this Agreement. He has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

          4.04 Authority. He has full power and authority under all
               ---------
applicable laws to enter into this Agreement and to consummate the transactions herein and has taken all action necessary to authorize his execution and performance of this Agreement. This Agreement when executed and delivered will be duly executed and will constitute his legal, valid and binding obligation, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement or creditors' rights generally and general principles of equity.

          4.05 Access to Data. He is fully familiar with the Company's
               --------------
business, operations and financial history as set forth in the Company Reports. He, or his financial or investment advisor, has had an opportunity to discuss the Company's business, operations and financial affairs with its management and has had the opportunity to review the Company's facilities.

          4.06 Use of Proceeds. He is aware that the proceeds of the
               ---------------
Placement will be used by the Company to pay down $150,000 of the


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indebtedness on the Company's bank loans as required by the Company's bank, for acquisitions, and for working capital purposes.

                               SECTION 5

                          Registration Rights
                          -------------------

          5.01 Registration. The Company will use its best efforts,
               ------------
within six months from the date of the initial Closing, to file a registration statement (the "Registration Statement") on Form S-3 or such other applicable form under the Securities Act with the Securities and Exchange Commission (the "Commission") to register Common Stock (the "Registered Common Stock"), including the Shares, for sale and use its best efforts to cause the Registration Statement to be declared effective and to maintain the Registration Statement under the Securities Act from its effective date until the earlier of
(A) one (1) year after the date of the Closing or (B) all Registered Common Stock included therein have been sold. The Company may include the Shares in a registration statement being filed by the Company with respect to other securities of the Company. The Company shall give written notice to the Purchaser at least twenty (20) days prior to filing the Registration Statement asking the Purchaser how many of his shares of Common Stock he wants to include in the Registration Statement. If the Purchaser fails to timely advise the Company in writing of the number of shares of Common Stock he wants to include in the Registration Statement, he shall have no further rights to have his shares included therein. The obligation of the Company under this
Section 5 shall be limited to one Registration Statement which becomes effective under the Securities Act.

          5.02 Registration Procedures. (a) The Company shall pay all
               -----------------------
expenses of the Registration Statement filed pursuant to this Section 5, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, accounting fees incidental to or required by such registration; provided, however, that the Purchaser shall pay all underwriting discounts and commissions applicable to his Registered Common Stock and fees and disbursements of his own attorney. The Company shall furnish the Purchaser such number of copies of a prospectus, including a preliminary prospectus, to the Registration Statement as the Purchaser may reasonably request.

          (b) In connection with any Registration Statement filed pursuant to this Section 5, the Company shall file any post- effective amendment or amendments to the Registration Statement which may be required under the Securities Act during the period reasonably required to effect the distribution contemplated thereby.

          (c) The Company shall notify the Purchaser during the period the Registration Statement is required to remain effective, or at any


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time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Registration Statement or the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Purchaser agrees, upon receipt of such notice, forthwith to cease making offers and sales of his Registered Shares pursuant to the Registration Statement or deliveries of the prospectus contained therein for any purpose and to return to the Company the copies of such prospectus not theretofore delivered by him. The Company shall prepare and furnish to the Purchaser a reasonable number of copies of any supplement to or an amendment of such prospectus that may be necessary for delivery to any purchaser of Registered Common Stock. The Company shall promptly notify the Purchaser of any stop order or similar proceeding initiated by state or Federal regulatory bodies and use its best efforts to take all necessary steps expeditiously to remove such stop order or similar proceeding.

          (d) The Company shall not be required to include in any Registration Statement any Shares if in the opinion of counsel to the Company, registration of the Shares proposed to be included is not required under the Securities Act as such Shares may then be publicly sold in accordance with Section 4(1) thereof and Rule 144 thereunder.

          5.03 State Securities Laws. In connection with the offering
               ---------------------
of any Registered Common Stock pursuant to this Section 5, the Company shall use its best efforts to qualify or register the Registered Common Stock under the securities or "Blue Sky" laws of such jurisdictions as may be reasonably requested by the Purchaser. 5.04 Indemnification. In connection with any registration or qualification of Registered Common Stock hereunder, to the extent permitted by law, the Company shall indemnify the Purchaser, and the Purchaser shall indemnify the Company with respect to written information furnished by the Purchaser for inclusion in the Registration Statement, all according to ordinary and customary procedures then in effect for such indemnification; provided, however, that if the offering is to be
                 --------  -------
underwritten, the Company and the Purchaser shall also indemnify each underwriter and each underwriter shall indemnify the Company and the Purchaser according to ordinary and customary procedures then in effect for such indemnification.

          5.05 Purchaser Obligations. The Purchaser agrees that as a
               ---------------------
condition to the Company's obligation under this Section 5, the Purchaser shall provide such information and execute such documents as may reasonably be required by the Company in connection with any registration or listing of his Shares. Information so furnished, and


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


each document so executed, shall state that it can be used in or in connection with the Registration Statement under which the Registered Common Stock is registered.

                               SECTION 6

                             Miscellaneous
                             -------------

          6.01 Governing Law. This Agreement shall be governed by and
               -------------
construed with the laws of the State of Delaware, without giving effect to conflicts of law.

          6.02 Successors and Assigns. This Agreement shall inure to
               ----------------------
the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators.

          6.03 Entire Agreement; Amendment. This Agreement and the
               ---------------------------
Shares delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Purchaser.

          6.04 Notices, etc. All notices and other communications
               ------------
required hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, by facsimile, or by express courier, or delivered by messenger, addressed (i) if to the Purchaser or at such facsimile number or other address as the Purchaser shall have furnished to the Company in writing, or (ii) if to the Company, at 13 Columbia Drive, Suite 18, Amherst, New Hampshire 03031,
Attention: Michael T. Pieniazek, President, (FAX: 603-880-8977) or at such other address as the Company shall have furnished to the Purchaser in writing.

          6.05 Separability. In case any provision of the Agreement
               ------------
shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          6.06 Broker. Each party hereto represents to the other that
               ------
it did not engage any broker or finder to assist with the execution and delivery of this Agreement and the offering and sale of the Shares.

          6.07 Information Confidential. The Purchaser acknow- ledges
               ------------------------
that the information received by him in connection with the offer of the Shares pursuant to this Agreement may be confidential and is for the Purchaser's use only. He will not disclose or disseminate such information to any other person (other than his attorneys and financial advisors).

          6.08 Expenses. The Company and the Purchaser shall bear
               --------
their own expenses and legal fees incurred on their behalf with


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respect to this Agreement and the transactions contemplated hereby.

          6.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                       AMERICAN ELECTROMEDICS CORP.



                                       By:_________________________________
                                           Michael T. Pieniazek, President


                                       PURCHASER:


                                       ------------------------------------


                                       ------------------------------------
                                       Address

                                       ------------------------------------

                                       ------------------------------------
                                       Social Security or Tax ID Number

SCHEDULE A


                      WIRE TRANSFER INSTRUCTIONS




Account Name:       Reid & Priest Special Account (for AEC shares)

Account Number:     09322946

ABA#:               021-000-089

Bank Name:          Citibank

Address:            Citicorp Center
                    153 East 53rd Street
                    New York, New York 10043

Attention:          Jeanne Montalbano